Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the

Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://investor.managersinvest.com/prospectus_annual_reports.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus dated March 1, 2012, as supplemented March 16, 2012, and statement of additional information, dated March 1, 2012, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers AMG FQ Global Essentials Fund’s (the “Fund”) investment objective is to maximize total return.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.67%	0.60%	0.42%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[1]	1.74%	1.42%	1.24%
Fee Waiver and Expense Reimbursements[2]	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.71%	1.39%	1.21%

1 The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

2 Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.99% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.49%, 1.24% and 0.99%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees. Fee Waiver and Expense Reimbursements rounds to less than 0.01%.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$174	$545	$941	$2,049
Service Class	$142	$446	$773	$1,699
Institutional Class	$123	$390	$678	$1,497

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide a diversified, risk-balanced global market portfolio. The Fund also attempts to balance risk and return by gaining exposure, generally through derivative instruments, to global equities, debt and commodities utilizing a proprietary dynamic asset allocation process. Under normal circumstances, the Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments (permitted by applicable law) of issuers organized, located, or doing a substantial amount of business outside the United States, including investments exposed to such issuers, and the Fund will invest in or have investments exposed to a minimum of three countries, including the United States.

Generally, the Fund intends to make allocations to the following asset classes:

•

Global (U.S. and Non-U.S.) Equities—Generally, exposure to global (U.S. and Non-U.S.) equities will be through futures on equity country indices, but the Fund may also seek to gain targeted exposure to various sectors through investments in exchange-traded funds (“ETFs”).

•

Sovereign (Foreign Country) Debt—Generally, exposure to sovereign (foreign country) debt will be through futures on foreign country debt indices. Such investments may be used to increase income or hedge against the Fund’s risks related to global equity exposure.

SUM004-0312

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND SUMMARY PROSPECTUS

•	Inflation-Protected Securities—Generally, exposure to inflation-protected securities will be through investments in ETFs. Such investments may be used for hedging purposes.

•	High Yield Bonds—Generally, exposure to high yield bonds will be through investments in ETFs. Such investments may be used for diversification purposes.

•

Commodities—Generally, exposure to commodities will be through investments exposed to companies in the commodities sector and instruments linked to a commodity index or futures contract(s), particularly ETFs and exchange-traded notes (“ETNs”).

Assets are selected by the Subadvisor for inclusion based on their ability to efficiently diversify the portfolio across asset classes. Investment weights within asset classes are set with the objective of balancing risk. Applying this investment process, the Fund seeks to provide greater capital loss protection during down markets than traditional balanced portfolios, as well as participate in market gains.

In selecting equity investments for the Fund, First Quadrant is not constrained by any particular investment style or capitalization range. In selecting debt investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration.

First Quadrant L.P. (“First Quadrant”) serves as Subadvisor to the Fund and applies a proprietary, quantitatively based investment process designed to provide a diversified, risk-balanced global market portfolio. First Quadrant continually monitors the Fund’s investments utilizing a risk based approach and seeks to dynamically rebalance the Fund to achieve an optimal total portfolio risk target. First Quadrant anticipates that the Fund generally will maintain exposures to developed markets, emerging markets, small capitalization securities, real estate investment trusts (“REITS”), sovereign debt, inflation protected securities, high yield bonds and commodities (through companies in the commodities sector, instruments linked to a commodity index or futures contract or otherwise). The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts, and also ETFs. The Fund may also invest directly in global equity securities (including investments in ETFs, common and preferred stock of U.S. and non-U.S. companies) and global fixed-income securities (including U.S. and non-U.S. corporate debt, zero coupon securities, inflation protected securities and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations such as the World Bank and the United Nations).

In addition, the Fund may invest in commodity-linked derivative instruments and investment vehicles that exclusively invest in various commodities or have economic exposure to commodities, such as ETFs that invest in securities of companies in the commodity sector and/or ETNs, including leveraged ETNs, linked to one or more commodity indices through commodity futures contracts.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The Fund may gain exposure to the instruments mentioned below directly, by investing in securities, or indirectly through the use of derivatives, ETFs and ETNs.

Asset Allocation Risk—the Fund’s investments may not be allocated in the best performing asset classes.

Commodities Exposure Risk—exposure to commodities through investments exposed to companies in the commodities sector or commodity futures or otherwise may result in losses for the Fund. Commodity prices, and the value of stocks of companies exposed to commodities, and commodity futures prices, and therefore ETNs exposed to such commodity futures, can be extremely volatile and are affected by a wide range of factors, including market movements, supply and demand imbalances and inflationary trends.

Credit and Counterparty Risk—the issuer of bonds, ETNs or other debt securities or a counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Emerging Markets Risk—investments in emerging markets can be subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.

Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

Exchange-Traded Note Risk—the value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears any fees and expenses associated with investment in ETNs. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings.

Foreign Investment Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Hedging Risk—there is no guarantee that hedging strategies, if any, will be successful.

2	Managers Investment Group

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND SUMMARY PROSPECTUS

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to grater levels of interest rate, credit, and liquidity risk.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause prices to decline.

Leverage Risk—borrowing, leveraged ETNs, futures, forward commitment transactions and other derivative investments may magnify smaller adverse market movements into relatively larger losses.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Sector Risk—issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Tax Risk—although the Fund is expected to qualify as a regulated investment company, it may not qualify, which could result in higher taxes to shareholders and imposition of tax at the Fund level.

U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad based securities market index, the S&P 500 Index, and to composite index, 60% MSCI World Index and 40% Citigroup World Government Bond Index (“Managers AMG FQ Global Essentials Fund Composite Index”), which more accurately reflects the composition of the Fund’s portfolio. The Managers AMG FQ Global Essentials Fund Composite Index is calculated on both a hedged and unhedged basis, with respect to currency exchange rates, in the accompanying table. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

The performance information shown is that of the Fund’s Institutional Class shares (formerly shares of the Managers Fremont Global Fund, which were reclassified and redesignated as Institutional Class shares effective January 1, 2010) and includes historical performance of the Fund for periods prior to September 28, 2009. To obtain updated monthly performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Institutional Class)

Best Quarter: 17.12% (2nd Quarter 2009)

Worst Quarter: -17.72% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

Managers AMG FQ Global Essentials Fund	1 Year	5 Years	10 Years	Since Inception
Investor Class				1/1/10
Return Before Taxes	7.46%	—	—	9.55%
Managers AMG FQ Global Essentials Fund Composite Index (Hedged) (reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	2.14%
Managers AMG FQ Global Essentials Fund Composite Index (reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	4.40%
S&P 500 Index (reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	8.42%
Service Class				1/1/10
Return Before Taxes	7.75%	—	—	9.86%

Managers Investment Group	3

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/11 (continued)

Managers AMG FQ Global Essentials Fund	1 Year	5 Years	10 Years	Since Inception
Managers AMG FQ Global Essentials Fund Composite Index (Hedged) (reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	2.14%
Managers AMG FQ Global Essentials Fund Composite Index (reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	4.40%
S&P 500 Index (reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	8.42%
Institutional Class Return Before Taxes	7.94%	0.53%	4.04%	—
Institutional Class Return After Taxes on Distributions	6.32%	-0.50%	3.26%	—
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	5.16%	-0.07%	3.10%	—
Managers AMG FQ Global Essentials Fund Composite Index (Hedged) (reflects no deduction for fees, expenses, or taxes)	-2.22%	-0.75%	2.22%	—
Managers AMG FQ Global Essentials Fund Composite Index (reflects no deduction for fees, expenses, or taxes)	-0.44%	2.02%	5.77%	—
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class and Service Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

First Quadrant, L.P. (“First Quadrant”)

Portfolio Managers

Edgar Peters

Partner & Co-Director of Global Macro, First Quadrant;

Portfolio Manager of the Fund since 09/09.

Dori Levanoni

Partner & Co-Director of Global Macro

and Lead Portfolio Manager, First Quadrant;

Portfolio Manager of the Fund since 09/09.

Ken Ferguson, PhD

Partner & Co-Director of Global Macro, First Quadrant;

Portfolio Manager of the Fund since 09/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group